UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2013

Federal-Mogul Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	20-8350090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26555 Northwestern Highway, Southfield, Michigan	48033
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on April 26, 2013 (the “Form 8-K”), is being filed solely to replace the consents of Ernst & Young LLP and Grant Thornton LLP, filed as Exhibits 23.1 and 23.2 to the Form 8-K, to include a reference to a registration statement on Form S-3. Other than as expressly set forth in this Explanatory Note, this Amendment No. 1 does not amend or modify any other items in the Form 8-K or any of the exhibits included as part of the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

12.1*	Computation of Ratio of Earnings to Fixed Charges

23.1**	Consent of Ernst & Young LLP

23.2**	Consent of Grant Thornton LLP

99.1*	Revisions to 2012 Form 10-K and Consolidated Financial Statements as of December 31, 2012, 2011 and 2010 (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations)

101*	Consolidated Financial Statements from the 2012 Form 10-K, formatted in XBRL: (i) the Consolidated Statements of Operations; (ii) the Consolidated Statements of Comprehensive (Loss) Income; (iii) the Consolidated Balance Sheets; (iv) the Consolidated Statements of Cash Flows (v) the Consolidated Statements of Shareholders’ Equity and (vi) the Notes to the Consolidated Financial Statements furnished herewith (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations).

*	Previously filed with the Form 8-K.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Corporation
(Registrant)

Date: May 24, 2013		/s/ Brett D. Pynnonen
	By:	Brett D. Pynnonen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

12.1*	Computation of Ratio of Earnings to Fixed Charges

23.1**	Consent of Ernst & Young LLP

23.2**	Consent of Grant Thornton LLP

99.1*	Revisions to 2012 Form 10-K and Consolidated Financial Statements as of December 31, 2012, 2011 and 2010 (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations)

101*	Consolidated Financial Statements from the 2012 Form 10-K, formatted in XBRL: (i) the Consolidated Statements of Operations; (ii) the Consolidated Statements of Comprehensive (Loss) Income; (iii) the Consolidated Balance Sheets; (iv) the Consolidated Statements of Cash Flows (v) the Consolidated Statements of Shareholders’ Equity and (vi) the Notes to the Consolidated Financial Statements furnished herewith (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations).

*	Previously filed with the Form 8-K.
**	Filed herewith.